            EIGHTH AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT
            ---------------------------------------------------

      THIS EIGHTH AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT
("Eighth Amendment") is made and entered into effective as of the 28th day
                                                                  ----
of June, 1996, by and among MEGACARDS, INC., a Missouri corporation with its principal place of business at 1353 N. Warson Road, St. Louis, Missouri 63132 ("Borrower"), and MARK TWAIN BANK, a Missouri state chartered banking corporation, with an office at 12140 Woodcrest Executive Drive, St. Louis, Missouri 63141 ("Bank").

                           W.I.T.N.E.S.S.E.T.H.:

      WHEREAS, Borrower and Bank have heretofore entered into that certain Revolving Credit Loan Agreement dated as of August 24, 1990, a First Amendment to Revolving Credit Loan Agreement dated as of March 12, 1991 ("First Amendment"), a Second Amendment to Revolving Credit Loan Agreement dated as of July 30, 1991 ("Second Amendment"), a Third Amendment to Revolving Credit Loan Agreement dated as of December 31, 1991 ("Third Amendment"), a Fourth Amendment to Revolving Credit Loan Agreement dated as of March 31, 1992 ("Fourth Amendment"), a Fifth Amendment to Revolving Credit Loan Agreement dated as of June 15, 1993 ("Fifth Amendment"), a Sixth Amendment to Revolving Credit Loan Agreement dated as of January 1, 1995 ("Sixth Amendment"), and a Seventh Amendment to Revolving Credit Loan Agreement dated as of July 17, 1995 ("Seventh Amendment"), pursuant to which Bank agreed to make loans for the account of Borrower (hereinafter collectively referred to as the "Loan Agreement");

      WHEREAS, certain of the loans made pursuant to the Loan Agreement are evidenced by that certain Revolving Credit Note dated as of July 17, 1995, executed by Borrower to the order of Bank (the"Note");

      WHEREAS, Borrower desires to modify the provisions of the Note and other provisions of the Loan Agreement; and

      WHEREAS, Bank is willing to consent to a modification of the Note and other provisions of the Loan Agreement, upon the terms and conditions as provided herein.

      NOW, THEREFORE, for and in consideration of the foregoing premises and mutual covenants contained herein and as a material inducement to Bank to enter into this Eighth Amendment, Borrower and Bank, intending to be legally bound, hereby agree as follows:

      1. The recitals to this Eighth Amendment are material provisions hereof, and are incorporated herein as if fully set forth herein. Unless otherwise provided herein, all capitalized terms used herein shall have the respective meanings assigned to them in the Loan Agreement.

      2. The obligation of Bank to enter into this Eighth Amendment is subject to the satisfaction or fulfillment by Borrower of each of the following conditions precedent prior to Bank's execution hereof:

          (a) The Bank shall have received the following documents, duly executed, acknowledged, attested and delivered by all parties thereto, and otherwise satisfactory in form and content to the Bank and its counsel, consisting of:

            (i)     Eighth Amendment.  This Eighth Amendment.
                    ----------------

            (ii)    Borrower's Approvals.  A copy of the resolutions of
                    --------------------
the board of directors of Borrower approving the execution and delivery of, and Borrowers' performance of, its obligations under this Eighth Amendment, together with all other documents or instruments to be executed in connection with or to carry out the purposes thereof (collectively the "Eighth Amendment Loan Documents").

            (iii)   Certificate of Borrower's Secretary. A certificate
                    -----------------------------------
executed by the duly elected Secretary of Borrower dated the date hereof and certifying (i) that the copies of Borrower's certificate and articles of incorporation and bylaws now or heretofore furnished to Bank are true, accurate and complete and contain all amendments thereto as of the date of this Eighth Amendment, (ii) that the resolutions of the board of directors have been duly adopted and are in full force and effect as of the date of this Eighth Amendment, and (iii) the names, titles and true signatures of such Borrower's officers who are authorized to sign the Eighth Amendment and the Eighth Amendment Loan Documents.

            (iv)    Certificates of Good Standing.  A certificate of
                    -----------------------------
good standing for Borrower issued by the Secretary of State of Borrower's state of incorporation, and any jurisdiction in which it is licensed to do business as a foreign corporation;

          (b) Payment at closing of the fees and expenses of Bank in connection with the transactions contemplated hereby including the fees and expenses of counsel to Bank relating to the preparation, negotiation and documentation of this Eighth Amendment, together with the other Eighth Amendment Loan Documents not to exceed $1,500.

          (c) Such other approvals, opinions, or documents as the Bank may reasonably request.

      3. As a material inducement to Bank to enter into this Eighth Amendment, Borrower hereby represents, warrants and covenants to Bank, which said representations, warranties and covenants shall survive the execution and delivery of this Eighth Amendment, that as of the effective date of this Eighth Amendment:

          (a) All of the recitals to this Eighth Amendment are true and correct.

          (b) As of date, the execution and delivery of, and the performance by Borrower of its obligations under, the Eighth Amendment Loan Documents are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action taken as of the date on which this Eighth Amendment has been executed and delivered to

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

Bank, and do not contravene (i) the Borrower's articles of incorporation or by-laws, or (ii) any law or contractual restriction binding on or affecting the Borrower or its properties and do not result in or require the creation of any lien, encumbrance or other charge upon or with respect to any of its assets or properties other than in favor of Bank.

          (c) No authorization or approval or other action by, and no notice to or filing with, any person or any governmental authority or other regulatory body is required for the due execution, delivery and performance by the Borrower of the Eighth Amendment or any of the other Eighth Amendment Loan Documents, or the exercise by the Bank of its rights thereunder.

          (d) The Eighth Amendment and the other Eighth Amendment Loan Documents, and the Loan Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and this Eighth Amendment are the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally.

          (e) All financial statements of Borrower heretofore delivered to Bank are complete and accurate, have been prepared in accordance with generally accepted accounting principles, consistently applied and fairly present the financial condition and results of Borrower's operations as of the dates and for the periods stated therein.

          (f) No event has occurred and is continuing, or would result from entering into this Eighth Amendment or any other Eighth Amendment Loan Documents, which constitutes an Event of Default or would constitute an Event of Default but for the requirement of the giving of notice or the passage of time, or both.

          (g) No consent, permit, license, approval or authorization of, or notice to any person is necessary or required in connection with the execution, delivery or performance by Borrower of its obligations under this Eighth Amendment and/or any of the Eighth Amendment Loan Documents, or the exercise by Bank of its rights and remedies under the Loan Agreement or any of the Loan Documents.

          (h)  The chief executive office and principal place of business and the office where Borrower keeps all of its records concerning accounts receivable and inventory is at: 1353 N. Warson, St. Louis, Missouri 63132, and each location at which Borrower maintains any inventory is completely and accurately set forth in Schedule 3(i) attached hereto and incorporated
                        -------------
herein by this reference.

      4. Section 1.01(a) of the Loan Agreement is hereby amended effective as of April 1, 1996 by deleting Section 1.01(a) in its entirety, and inserting in lieu thereof, new Section 1.01(a) to read in words and figures as follows:

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

            SECTION 1.01.     Revolving Credit Loans.
                              ----------------------

          (a)  Revolving Credit Loans. The Bank may, on the terms and
               ----------------------
conditions hereinafter set forth, make revolving credit loans to the Borrower from time to time after the date hereof and prior to the earlier of July 17, 1996, or the occurrence of any Event of Default, in the aggregate amount not to exceed at any time outstanding the LESSER of: (a) the Borrowing Base as defined in Section 4.01(c) hereof, or (b) Two Million Five Hundred Thousand Dollars ($2,500,000) (such lesser amount being referred to herein as the "Commitment"). Within said limits, the Borrower may borrow, repay and reborrow under this Section 1.01(a).

      5.  Section 1.05 of the Loan Agreement is hereby amended effective
          ------------
as of April 1, 1996 by deleting from said Section 1.05 the language "(a) the Revolving Credit Note, as hereafter amended and/or restated from time to time, shall bear interest at a rate per annum equal to two percent (2%) in excess of the Prime Rate (as hereinafter defined) of the Bank," in its entirety and substituting therefor, the new language in said Section 1.05, to read in words and figures as follows: "(a) the Revolving Credit Note, as hereafter amended and/or restated from time to time, shall bear interest at a rate per annum equal to one and one-half percent (1 1/2%) in excess of the Prime Rate (as hereinafter defined) of the Bank."

      6.  Modification to Revolving Credit Note. The headings and the
          -------------------------------------
first and second paragraphs on page 1 of the Revolving Credit Note are hereby amended effective as of April 1, 1996 by deleting and replacing the same with the following:

                           REVOLVING CREDIT NOTE
                           ---------------------

            $2,500,000.00                 April 1, 1996
                                          St. Louis, Missouri

      FOR VALUE RECEIVED, the undersigned, MEGACARDS, INC., a Missouri corporation, with its principal place of business at 1353 N. Warson Road, St. Louis, Missouri 63132 (the "Borrower"), PROMISES TO PAY to the order of MARK TWAIN BANK (the "Bank") the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000.00), or if less, the amount outstanding under
Section 1.01 of the Loan Agreement (as hereinafter defined) on the Termination Date (as defined in the Loan Agreement), together with interest on any and all principal amounts outstanding hereunder from the date hereof until this Note is paid in full, payable on the last business day of each month during the term hereof, commencing April 30, 1996, and at maturity of this Note by termination, acceleration, scheduled maturity or otherwise, at a fluctuating interest rate per annum which at all times shall be one and one half percent (1.5%) above the Prime Rate (as defined in the Loan Agreement referenced below) of the Bank in effect from time to time (calculated on the basis of a 360-day year for the actual number of days [including the first day but not excluding the last day] elapsed). Each change in the fluctuating interest rate hereunder shall take effect simultaneously with the corresponding change in the Prime Rate. Both principal and interest are payable in lawful money of the United States of America to the Bank at its office at 12140 Woodcrest Executive Drive, St. Louis, Missouri 63141, in

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

immediately available funds or by Bank charging Borrower's deposit account at the Bank. All advances made by the Bank to the Borrower pursuant to the Loan Agreement and all payments made on account of principal hereof shall be recorded by the Bank on its books. The unpaid principal balance set forth on the books of the Bank shall be rebuttably presumptive evidence of the principal amount owing and unpaid on this Note.

      This Revolving Credit Note ("Note") is the Revolving Credit Note referred to in, and is entitled to the benefits of, the Revolving Credit Loan Agreement dated August 24, 1990, between the Borrower and the Bank, as amended by that certain First Amendment to Revolving Credit Loan Agreement dated as of March 12, 1991, that certain Second Amendment to Revolving Credit Loan Agreement dated as of July 30, 1991, that certain Third Amendment to Revolving Credit Loan Agreement dated as of December 31, 1991, that certain Fourth Amendment to Revolving Credit Loan Agreement dated as of March 31, 1992, that certain Fifth Amendment to Revolving Credit Loan Agreement dated as of June 15, 1995, that certain Sixth Amendment to Revolving Credit Loan Agreement dated January 1, 1995, that certain Seventh Amendment to Revolving Credit Loan Agreement dated July 17, 1995, and that certain Eighth Amendment to Revolving Credit Loan Agreement of even date herewith, as the same may hereafter be amended, modified, extended or restated from time to time (collectively the "Loan Agreement") which Loan Agreement, among other things, contains provisions for reborrowings hereunder prior to maturity upon the provisions therein specified. All capitalized terms used not otherwise defined herein shall have the same meaning given them in the Loan Agreement.

      7.  Name Change. Bank hereby consents to Borrower amending its
          -----------
Articles of Incorporation solely for the purpose of changing its legal name to "Bentley International, Inc." which is scheduled to be approved by Borrowers' shareholders at their annual meeting held on June 21, 1996. Within 15 days from the date hereof, Borrower shall deliver to Bank and its counsel, a certified copy of the Amendment to Articles of Incorporation duly filed and certified by the Missouri Secretary of State. Failure to deliver a certified copy of the Amendment to Articles of Incorporation as aforesaid shall constitute an Event of Default under the Loan Agreement. Borrower agrees to pay all costs and fees incurred by Bank in connection with such change in name, and the further shall execute all documents, instruments, UCC-3 Amendments and other instruments and shall take all further action as Bank may require to confirm said change in name.

      8.  Confirmation of Obligations, Liens and Security Interests. The
          ---------------------------------------------------------
Borrower hereby ratifies and confirms that except as expressly set forth herein, or referred to herein, the Loan Agreement and all liens, security interests and other rights in favor of Bank as provided therein and all agreements delivered by or on behalf of Borrower to Bank in connection therewith remain in full force and effect and remain enforceable against Borrower in accordance with their respective terms.

      8.  Release. In consideration of the agreement of Bank to modify
          -------
the terms of the Loan Agreement as set forth in this Eighth Amendment, Borrower hereby releases, discharges and acquits forever the Bank and any of its officers, directors, servants, agents, employees and attorneys, past and present, from any and all claims, demands and causes of action, of whatever nature, whether in contract or tort accrued or to accrue, contingent or vested, known or unknown, arising out of or relating to the loans evidenced by the Loan Agreement, as hereby amended, or Bank's administration of same or any other actions taken pursuant to the Loan Agreement or under any other documents or instruments evidencing loans made by Bank to Borrowers or the administration of same through the date hereof. Borrower hereby further indemnifies and holds Bank, any officers, directors, servants, agents, employees and attorneys of Bank, past or present, harmless from any and all such claims, demands and causes of action by Borrower or anyone claiming by, through or under Borrower or any of them, said indemnity to cover all losses, expenses incurred by the Bank, its officers, directors, servants, agents, employees or attorneys, past or present, in connection with any such claims, demands, or cause of action, including all attorneys' fees and costs. The Bank acknowledges, however, that the foregoing release and indemnification shall not apply to any losses or expenses resulting from Bank's gross negligence or willful misconduct.

     10.  Course of Dealing. No course of dealing heretofore or hereafter
          -----------------
between Bank and Borrower and no failure or delay on the part of Bank in exercising any rights or remedies under the Loan Agreement or existing at law or in equity, including without limitation, any determination by Bank not to exercise rights or remedies arising from any Event of Default, shall operate as a waiver of any right or remedy of Bank with respect to the Borrower's obligations.

      Subsequent to the date on which the Amended Articles of Incorporation are filed with the Secretary of State and certified copies thereof are delivered to Bank, and its counsel, then all references in the Loan Agreement and the other Eighth Amendment Loan Documents and the Loan Agreement (and all agreements and documents delivered in connection with the Loan Agreement, including the Revolving Credit Note) to Megacards, Inc. shall mean Bentley International, Inc.

     11.  Incorporation by Reference. The Loan Agreement, (and all
          --------------------------
agreements and documents delivered in connection with the Loan Agreement including the Eighth Amendment), and the exhibits attached hereto and thereto are incorporated by reference into this Eighth Amendment.

     12.  Reaffirmation. This Eighth Amendment is executed as a
          -------------
modification of the Note, and not as a novation. Except as expressly provided herein, all provisions of the Note are hereby reaffirmed in their entirety and shall remain in full force and effect.

     13.  Governing Law. This Eighth Amendment shall be governed by, and
          -------------
construed and enforced in accordance with, the internal laws of the State of Missouri without regard to conflict of law rules.

     14.  No Oral Agreements. The following notice is given pursuant to
          ------------------
Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the provisions hereof or the Loan
Agreement:

      ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (BANK) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

      IN WITNESS WHEREOF, the parties hereto, by and through their duly authorized representatives, have caused this Eighth Amendment to be executed this 28th day of June, 1996, to be effective on the day and year first
     ----
written above.

                                    MEGACARDS, INC.


                                    By: /s/Lloyd R. Abrams
                                        --------------------------------------
                                    Name:  Lloyd R. Abrams
                                    Title: President and Chief
                                             Executive Officer

ATTEST:
(SEAL)

By:/s/Kathy Siegel
   ----------------------------
   Kathy Siegel, Secretary

                                    MARK TWAIN BANK


                                    By:
                                        --------------------------------------
                                          Ronald F. Guz
                                          President
                                          Commercial Finance Division

                              ACKNOWLEDGMENTS
                              ---------------


STATE OF MISSOURI   )
                    )   ss.
COUNTY OF ST. LOUIS )

      On this 28th day of June, 1996, before me appeared Lloyd R. Abrams
              ----
and Kathy Siegel, to me personally known, who, being by me duly sworn, did say that they are the President and Chief Executive Officer and Secretary, respectively, of Megacards, Inc., a corporation organized under the laws of the State of Missouri, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation, by authority of its Board of Directors, and said Lloyd R. Abrams and Kathy Siegel acknowledged said instrument to be the free act and deed of said corporation.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

                                    /s/ Kara Lea Villhard
                                    ------------------------------------------
                                    Notary Public

My term expires:



STATE OF MISSOURI    )
                     )  ss.
        OF ST. LOUIS )
-------

      On this     day of June, 1996, before me appeared Ronald F. Guz, to
              ---
me personally known, who, being by me duly sworn, did say that he is the President of Mark Twain Bank, Commercial Finance Division, a corporation of the State of Missouri, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation, by authority of its Board of Directors; and said Ronald F. Guz acknowledged said instrument to be the free act and deed of said corporation.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

My term expires:


                                    ------------------------------------------
                                    Notary Public

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


                                  SCHEDULE 3(j)

                               Inventory Locations
                               -------------------


5650 Wattsburg Road
Erie, Pennsylvania 16509

1353 N. Warson Road
St. Louis, Missouri 63132

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